UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman Real Estate Securities Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

May 5, 2009

Annual Meeting of Shareholders to be held on May 13, 2009.

Dear Shareholder:

Recently we sent you proxy materials regarding your Fund’s Annual Meeting of Shareholders that will be held on May 13, 2009. Your Fund’s records indicated that we have not received your important vote. We urge you to vote as soon as possible in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we need to receive your instructions before the Meeting on May 13, 2009.

EVERY VOTE COUNTS!

You may think your vote is not important, but it is critical to enable the Fund to hold the meeting as scheduled, so please vote immediately. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your Fund’s Board of Directors/Trustees has unanimously recommended a vote “FOR” the proposals detailed in your proxy statement.

If you have any questions or you would like the assistance of a professional proxy specialist to cast your vote, please call the Fund’s proxy solicitor, the Altman Group, toll free at 1-866-620-7628 (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday 10:00 a.m. to 6:00 p.m. Eastern time).

For your convenience, you may also use one of the following methods for casting your vote:

1. By Telephone.

Please call us toll-free 24 hours a day at the number indicated on your proxy card. Follow the simple voting instructions provided. To vote in this manner, you will need the “control” number that appears on your proxy card(s).

2. By Internet.

Visit the web site listed on your proxy card(s) and vote per the instructions on the enclosed proxy card(s). To vote in this manner, you will need the “ control” number that appears on your proxy card(s).

3. By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope immediately to ensure that we will receive it by May 13, 2009.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE TODAY!

▼ PLEASE DETACH PROXY CARD HERE ▼

Neuberger Berman Real Estate Securities Income Fund Inc.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 13, 2009

P R O X Y

     The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of common stock in Neuberger Berman Real Estate Securities Income Fund Inc. at the Annual Meeting of Stockholders to be held on May 13, 2009, at 4:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

     Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

     The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

SEE REVERSE SIDE

THREE EASY WAYS TO VOTE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, available 24 hours a day, 7 days a week.

TELEPHONE	INTERNET	MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-458-9861. You will be prompted to provide your unique “Control Number” shown below. Have this proxy card ready, then follow the prerecorded instructions. Available 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time on Tuesday, May 12, 2009.

Visit the Internet voting Web site at http://www.proxyonline.com. Enter the unique “Control Number” shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time on Tuesday, May 12, 2009.

Simply sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or over the Internet, please do not mail your proxy card.

CONTROL NUMBER

If you have any questions or need assistance voting your proxy, please call The Altman Group toll free at
1-866-620-7628

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY CARD.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
The Proxy Statement is available at www.proxyonline.com.

▼ TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE ▼
Please mark votes as in this example	☒	This proxy card is valid only when signed and dated.

	FOR	AGAINST	ABSTAIN
1.

To approve a new Management Agreement between the Fund and a newly formed successor entity to Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

	☐	☐	☐

2.

To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”), or a newly formed successor entity to NB LLC, to become effective upon consummation of the Proposed Acquisition.

	☐	☐	☐

3.	To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified.	FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted Below
Nominees:
(01) Faith Colish
(02) Robert Conti
(03) Michael M. Knetter
	(04) Cornelius T. Ryan	☐	☐	☐
(05) Peter P. Trapp

Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

Please sign exactly as your name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Date:	, 2009

Signature

Signature

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.

▼ PLEASE DETACH PROXY CARD HERE ▼

Neuberger Berman Real Estate Securities Income Fund Inc.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 13, 2009

P R O X Y

     The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of preferred stock in Neuberger Berman Real Estate Securities Income Fund Inc. at the Annual Meeting of Stockholders to be held on May 13, 2009, at 4:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

     Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

     The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

SEE REVERSE SIDE

THREE EASY WAYS TO VOTE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, available 24 hours a day, 7 days a week.

TELEPHONE	INTERNET	MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-458-9861. You will be prompted to provide your unique “Control Number” shown below. Have this proxy card ready, then follow the prerecorded instructions. Available 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time on Tuesday, May 12, 2009.

Visit the Internet voting Web site at http://www.proxyonline.com. Enter the unique “Control Number” shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time on Tuesday, May 12, 2009.

Simply sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or over the Internet, please do not mail your proxy card.

CONTROL NUMBER

If you have any questions or need assistance voting your proxy, please call The Altman Group toll free at
1-866-620-7628

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY CARD.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
The Proxy Statement is available at www.proxyonline.com.

▼ TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE ▼
Please mark votes as in this example	☒	This proxy card is valid only when signed and dated.

	FOR	AGAINST	ABSTAIN
1.

To approve a new Management Agreement between the Fund and a newly formed successor entity to Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

	☐	☐	☐

2.

To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”), or a newly formed successor entity to NB LLC, to become effective upon consummation of the Proposed Acquisition.

	☐	☐	☐

3.	To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified.	FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted Below
Nominees:
(01) Faith Colish
(02) Robert Conti
(03) Michael M. Knetter
	(04) Cornelius T. Ryan	☐	☐	☐
(05) Peter P. Trapp

Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

Please sign exactly as your name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Date:	, 2009

Signature

Signature

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.